EXHIBIT (C)(17)

Highly Confidential

Project Intrepid

Discussion Materials

April 4, 2013

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis Appendix

A. Pro Forma Analysis – Supplementary Materials B. Additional Information on Crestwood C. Preliminary Process Calendar

2

Highly Confidential

Introduction & Strategic Rationale

Introduction and Strategic Rationale

The proposed transaction involves Inergy partnering with First Reserve, one of the largest, energy focused private equity funds in the world and merging Inergy Midstream LP (“NRGM”) with one of First Reserve’s publicly held portfolio companies, Crestwood Midstream Partners LP (“CMLP”)

Crestwood Midstream is a midstream MLP with gathering and processing assets in several of the major US Shale plays The company has a market cap of $1.4 billion and an enterprise value that exceeds $2.0 billion

Crestwood has an experienced management team led by Bob Phillips, former president of El Paso Energy Services, Enterprise Products, and GulfTerra and an industry veteran with more than 30 years of experience. Bob has been involved in a large number of complex midstream energy transactions, including the merger of GulfTerra and Enterprise Products The proposed combination of Inergy and Crestwood would be a transformative transaction that would create a large-scale midstream partnership with access to future growth projects and a high-quality foundation of stable fee-based assets Merger of NRGM and CMLP (“MLP Merger”)

Increases scale and asset diversification with midstream assets in most U.S. shale plays

Complementary union of gathering and processing assets with storage, pipeline, and NGL assets Improved access to capital and ability to participate in larger projects due to scale and scope Fee-based income and contracted cash flows help mitigate commodity price exposure Ongoing growth support from three active avenues:

– Organic projects Acquisitions

–

– Drop-downs from GP

Enhanced, experienced management teams

Combined company would have more than $400 million of EBITDA with forecasted growth to more than $500 million

Inergy LP’s (“NRGY”) acquisition of Crestwood Holdings’ Interests in CMLP (“GP Transaction”)

Opportunity to become a pure-play GP with anticipated drop-down of remaining operating assets at NRGY to pro forma partnership Future potential to warehouse additional development assets before contributing to pro forma partnership Strong private equity partner in First Reserve that is capable of supporting the continued growth of the business Publicly-held units provide access to capital and currency for future acquisitions Enhanced, experienced management teams

3

Highly Confidential

Introduction & Strategic Rationale

Value Creation Summary

Present Value to Unitholder

NRGY Unitholder

NRGY Current Unit Price [1]	$20.80

	Present Value Calculations [2]		
	Transaction Scenario [3]	Unit Value	Premium [4]
Standalone Scenarios	A. No Action	$24.03	*15.5%*
	B. Dropdown, No Spin	$24.20	*16.4%*
	C. Dropdown, Spin [5]	$25.38	*22.0%*
Transaction Scenarios [6]	A. Spin & GP Trans. Only [5]	$27.72	*33.3%*
	B. All Steps except Dropdown [5]	$28.41	*36.6%*
	C. All Steps (incl. Dropdown) [5]	$33.57	*61.4%*

NRGM Unitholder

NRGM Current Unit Price [1]	$24.39

	Present Value Calculations [2]		
	Transaction Scenario [3]	Unit Value	Premium [4]
Standalone Scenarios	A. No Action	$25.61	*5.0%*
	B. Dropdown, No Spin	$27.06	*10.9%*
	C. Dropdown, Spin	$27.06	*10.9%*
Transaction Scenarios [6]	A. Spin & GP Trans. Only	$25.61	*5.0%*
	B. All Steps except Dropdown	$28.86	*18.3%*
	C. All Steps (incl. Dropdown)	$29.28	*20.1%*

Notes:
(1) Market data as of 4/1/2013
(2) Based on present value of projected distributions from 2014 to 2017; Assumes valuation date of September 30, 2013; See analysis within for more detail
(3) Simplified language; "Dropdown" refers to contribution of remaining operating assets to NRGM from NRGY for $850 million in a combination of cash and NRGY units; "Spin" refers to distribution of some portion of NRGM units held at NRGY (16 million NRGM units remain at NRGY in "Standalone" scenarios B and C; No NRGM units remain at NRGY in "Transaction" scenario A; 5 million and 25 million NRGM units remain at NRGY in "Transaction" scenarios B and C, respectively); Projected distributions based on management guidance
(4) Presented on basis of premium to respective current unit price
(5) Composed of present value of pro forma NRGY unit and pro rata share of pro forma NRGM unit to be distributed to NRGY unitholders; See NRGY legacy unitholder "Has / Gets" Analysis within for more detail
(6) Based on proposal from latest term sheet received from CMLP / First Reserve

Greenhill

4

Highly Confidential

Crestwood MIDSTREAM PARTNERS LP

Introduction & Strategic Rationale

Crestwood Midstream Partners LP (NYSE: CMLP)

Company Overview

Crestwood is a growth-oriented, midstream MLP which owns and operates predominately fee-based gathering, processing, treating and compression assets servicing natural gas producers

Formed in 2004 to provide midstream services primarily to Quicksilver Resources, as well as to other natural gas producers in the Barnett Shale

- Quicksilver divested its holdings in Crestwood (and its GP) in 2010, selling to First Reserve
- Quicksilver is expected to account for less than 40% of total revenue in 2013

Company Overview

- Diverse portfolio of natural gas and NGL gathering, processing, and transportation operations in the U.S.
- Footprint in six leading unconventional plays (Barnett Shale in north TX, the Fayetteville Shale in northwest AR, the Granite Wash in the TX Panhandle, the Marcellus Shale in northern WV, the emerging Avalon Shale trend in southeastern NM, and the Haynesville/Bossier Shale in western LA)
- 98% fixed-fee portfolio provides stable cash flows from top-tier producers (Antero, BHP Billiton, BP, Chesapeake, Devon, Exxon Mobil, Quicksilver)
  - Long-term contracts (many with initial terms through 2020) with limited commodity exposure

Financial Overview[(1)]

($ in millions except per unit amounts)

Current Unit Price	$23.86
FD Units Outstanding (mm)	59.1
Equity Value	**$1,410**
(+) Net Debt	693
Enterprise Value	**$2,103**
Net Debt / 2013E EBITDA	3.9x
Distribution Yield (Annualized)	8.6%

	2012A	2013E	2014E
Adjusted EBITDA	$119	$179	$230
EV / Adj. EBITDA	17.6x	11.7x	9.2x

Total Return – Last 3 Years


Total Unitholder Return
60
50
40
30
20
10
0
-10
-20
-30
04/2010
11/2010
06/2011
01/2012
08/2012
04/2013
48%
42%
14%
CMLP
Alerian MLP Index
S&P 500

Distribution Coverage – Last 3 Years


Distribution Coverage Ratio
2.00x
1.75x
1.50x
1.25x
1.00x
0.75x
0.50x
0.25x
0.00x
1.45x
1.39x
1.38x
1.14x
1.05x
1.32x
1.22x
1.23x
1.22x
1.40x
1.27x
1.13x
1.03x
0.85x
1.06x
0.94x
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12

Note:
Market Data as of 4/1/2013
(1) Financials projections per IBES consensus estimates
Source: Company filings, FactSet, Capital IQ

Greenhill

5

Highly Confidential

Introduction & Strategic Rationale

FIRST RESERVE CORPORATION

First Reserve Corporation

Overview

First Reserve is one of the largest energy-focused private equity firms globally with more than $20 billion in assets under management

41 active portfolio companies in the Buyout Funds and $1.23 billion Infrastructure Fund, which trade on five market exchanges and operate in approximately 50 countries

Company Overview

- First Reserve is a global energy-focused private equity and infrastructure investment firm with $23.1 billion of raised capital and $18 billion in equity invested since the Firm's inception
  - First Reserve has invested in over 100 platform acquisitions and First Reserve portfolio companies have completed more than 300 add-on transactions since inception
- Portfolio of companies operate in ~50 countries and span the energy spectrum, including natural resources, equipment and services, midstream / downstream and infrastructure
- Founded in 1983 and headquartered in Greenwich CT with offices in Houston, London and Hong Kong

Relevant First Reserve Leadership

William E. Macaulay *Chairman & CEO*	▪ Joined at FR's inception in 1983 ▪ Previously co-founded Meridian Capital Company
John A. Hill *Vice Chairman*	▪ Joined at FR's inception in 1983 ▪ Previously co-founded Meridian Capital Company
Mark B. Florian *Managing Director Infrastructure Fund*	▪ Joined FR in 2008 to lead energy infrastructure fund ▪ Previously served as Managing Director and COO of Goldman Sachs' Public Sector & Infrastructure Group
Michael G. France *Managing Director Buyout Fund*	▪ Joined FR in 2007 ▪ Previously served as Vice President in the Natural Resources Group at Lehman Brothers ▪ Serves on Board of Directors of Crestwood Midstream Partners

Selected Midstream Investments

Infrastructure Fund Portfolio Companies

CALIBER MIDSTREAM	Joint venture formed with Triangle Petroleum Corp. to provide midstream services to producers in the Bakken

Buyout Funds Portfolio Companies

Crestwood Midstream Partners LP	Publicly-traded MLP that owns and operates diversified midstream assets
FIRSTECA MIDSTREAM	Joint venture formed with Energy Corporation of America to own natural gas gathering systems in the Marcellus
PBF Energy	Publicly-traded owner and operator of petroleum refineries in the U.S.
FR Midstream Holdings	Platform to invest in midstream energy companies such as pipelines, terminals and associated midstream assets in partnership with Kayne Anderson

Other Portfolio Companies

CHC

BRAND ENERGY & INFRASTRUCTURE SERVICES

GLENCORE

RKI Exploration & Production

GENPOWER

Cobalt International Energy

ABENGOA

SunEdison RESERVE

9REN NEW ENERGIES GROUP

Greenhill

6

Highly Confidential

Introduction & Strategic Rationale

Transaction Summary

Public Markets Snapshot

Current Unit Price $20.80 $24.39 $23.86

Market Capitalization(1) $2,740 $2,094 $1,410

Enterprise Value(2) $3,087 $2,774 $2,103

Latest Quarterly Distribution (Annualized) $1.16 $1.56 $2.02

Distribution Yield 5.6% 6.4% 8.5%

Credit Rating (Moody’s / S&P) n.a. Ba3 / BB B3 / B

Leverage (Net Debt / LTM EBITDA) 2.0x(3) 3.5x(3) 4.1x(4)

Notes:

Market Data as of 4/1/2013

(1)	Based on diluted units outstanding; Includes common and unregistered units
(2)	Not including minority interest
(3)	Based on LTM run-rate adjusted EBITDA as of 9/30/2012 per management investor presentation (December 2012)

(4) Based on LTM run-rate adjusted EBITDA as of 12/31/2012 per management guidance; Pro forma for impact of CMM dropdown and

Enerven acquisition 7

Source: Company filings, FactSet, Bloomberg, Company presentations

7

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis Appendix

A. Pro Forma Analysis – Supplementary Materials B. Additional Information on Crestwood C. Preliminary Process Calendar

8

Highly Confidential

Transaction Summary

Preliminary Transaction Terms

Latest Transaction Summary Terms from Crestwood – Received April 3rd, 2013

Crestwood Holdings Acquires IHGP for cash payment of [$70-$80 million] [to be finalized upon completion of tax and structuring analysis]

IHGP Acquisition If the “Alternative Structure” as defined below is agreed to be the preferred structure and tax issues are substantially mitigated, the cash purchase price for IHGP shall be $80 million

NRGY Acquisition of NRGY acquires CMLP’s GP and IDR interest debt-free from Crestwood Holdings in exchange for $450 million of NRGY units Crestwood Holdings’ Crestwood Holdings’ LP interest in CMLP to be acquired by NRGY “at market” in a 100% unit-for-unit exchange

Interests in CMLP

NRGY and CMLP unit pricing and exchange ratio to be based on the [20-day] trailing average unit price at market closing for (“GP Transaction”) the [20] days prior to the execution of a definitive agreement NRGY shall distribute 100% of the units it holds in NRGM to the existing NRGY unitholders before NRGY’s acquisition of Crestwood Holding’s GP and IDR interest in CMLP

In this case, NRGY will continue to acquire the GP and IDR interest in CMLP for $450 million in the form of NRGY units but the number of NRGY units shall be calculated by deducting the fair market value of the NRGM units distributed to the NRGY unitholders from the enterprise value of NRGY immediately prior to the distribution of the NRGM units. In both cases the value

Alternative Structure of the NRGM and NRGY units shall be based on the [20] day trailing average unit price at market closing

In the “Alternative Structure” Crestwood Holdings will own a 29% interest in NRGY pro forma. To the extent that the number of units in NRGY it would acquire for its GP and IDR interest in CMLP represent an interest of less than 29% it shall have the right to sell a portion of its CMLP units to NRGY at fair market value (based on the 20 day trailing average closing price of such CMLP units) in return for NRGY units at fair market value (as calculated above) such that it would own a 29% interest in NRGY NRGM acquire CMLP in a 100% unit-for-unit exchange to be done at (i) an agreed upon premium not to exceed 5% for CMLP units and (ii) a one-time payment to CMLP unitholders not to exceed $25 million (an amount to prevent CMLP unitholders from incurring distribution dilution through the calendar year 2015)

NRGM and CMLP Merger

NRGM and CMLP unit pricing and exchange ratio to be based on the [20-day] trailing average unit price at market closing for

(“MLP Merger”) the [20] days prior to the execution of a definitive agreement

Definitive agreement for MLP Merger to be negotiated and executed simultaneously with GP transaction – closing of MLP Merger not to be a condition of GP transaction

Note:

Proposed transactions described herein subject to necessary Board approvals 9

Highly Confidential

Transaction Summary

Preliminary Transaction Terms (cont’d)

Latest Transaction Summary Terms from Crestwood – Received April 3rd, 2013

Board representation to be discussed (Crestwood to propose anticipated board structure and preliminary composition subject to

Governance further diligence)

Ongoing Management Robert G. Phillips to be Chairman, President & CEO of pro forma NRGY

All parties would expect to complete reciprocal due diligence on a parallel path with the negotiation of definitive merger agreements Subject to approval by NRGY and NRGM independent committees and Boards, First Reserve and the Board of Directors of

Timing and Due Diligence

CMLP’s general partner, transaction target announcement date of May 6, 2013

All parties would expect to obtain the necessary governmental and third-party approval, including Hart-Scott-Rodino antitrust clearance and SEC approval in the period between singing and closing the transaction

This proposal is non-binding

Subject to approval by NRGY and NRGM independent committees and Boards

Approvals Subject to approval by First Reserve and the Board of Directors of CMLP’s general partner

Subject to CMLP unitholder approval – appropriate commitments to be obtained from relevant principals to vote in support of the transaction subject to applicable fiduciary or other concerns

Note:

Proposed transactions described herein subject to necessary Board approvals 10

Highly Confidential

Transaction Summary

Crestwood Midstream Partners LP

Transaction Structure(1)(2)(3)

1	2

Crestwood Holdings Acquires Inergy Holdings NRGY Distributes 100% of its NRGM LP Ownership Interest GP from Inergy Holdings GP Stakeholders for Cash Pro Rata to Existing NRGY Unitholders

Crestwood Inergy Crestwood NRGY Public Unitholders Holdings LLC

Holdings GP Holdings LLC

GP Control NRGY Distributes 100% of Crestwood Holdings LP Interest its NRGM LP Ownership Acquires Inergy Holdings Interest Pro Rata to

GP Control

GP from IHGP Existing NRGY Unitholders

NRGY

Stakeholders for Cash

LP Interest, 100% Interest GP Control NRGY + IDRs

Remaining CMLP Public 100% Interest Operating Assets Unitholders CMLP Public LP Interest, Remaining Unitholders GP Control

+ IDRs LP Interest, LP Interest Operating Assets GP Control

+ IDRs LP Interest, LP Interest GP Control + IDRs

NRGM CMLP NRGM CMLP

Notes:

(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction (2) Steps 1-4 are assumed to occur simultaneously; Step 5 to be completed subsequently (timing to be determined) (3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings) 11 Source: Company filings, Investor presentations

Highly Confidential

Transaction Summary

Crestwood Midstream Partners LP

Transaction Structure(1)(2)(3)

3	4

NRGY Acquires CMLP General Partner, IDRs, NRGM Acquires CMLP from Crestwood Holdings and and some portion of Crestwood Holdings’ interest in Public Unitholders in a Unit-for-Unit Exchange Plus a CMLP in Exchange for NRGY Units (Debt Free) One-Time Cash Payment

NRGM Acquires CMLP from

NRGY Acquires CMLP General Partner, IDRs, Crestwood Crestwood Holdings and and some portion of Crestwood Holdings’ interest in Holdings LLC

Public Unitholders in a Unit-for- CMLP in Exchange for NRGY Units (Debt Free)

Crestwood Unit Exchange Plus a LP Interest Holdings LLC One-Time Cash Payment + GP Control GP Control

NRGY

NRGY 100% Interest

CMLP Public Remaining Unitholders GP Control 100% Interest Operating Assets

+ IDRs

CMLP Public LP Interest, LP Interest Remaining Unitholders GP Control

+ IDRs LP Interest Operating Assets LP Interest, GP Control GP Control LP Interest

+ IDRs

+ IDRs

NRGM CMLP NRGM CMLP

Notes:

Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction (2) Steps 1-4 are assumed to occur simultaneously; Step 5 to be completed subsequently (timing to be determined) (3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings) 12 Source: Company filings, Investor presentations12

Highly Confidential

Transaction Summary

Crestwood Midstream Partners LP

Transaction Structure(1)(2)(3)

5

NRGY Contributes Remaining Operating Assets to NRGM Interim Partnership Organizational Structure in Exchange for Cash and NRGM Units

Crestwood

NRGY Public Crestwood Holdings LLC NRGY Public Unitholders Holdings LLC

LP Interest Unitholders

LP Interest

+ GP Control

+ GP Control LP Interest LP Interest

NRGY

NRGY

100% Interest 100% Interest

NRGY Contributes Remaining Remaining Operating

Operating Assets Remaining Assets to NRGM in GP Control GP Control Operating Assets Exchange for Cash and

+ IDRs + IDRs

NRGM Units

NRGM Public Unitholders

NRGM

LP Interest

NRGM 100% Interest 100% Interest

Former CMLP Former CMLP Operating Assets Operating Assets

Notes:

Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction (2) Steps 1-4 are assumed to occur simultaneously; Step 5 to be completed subsequently (timing to be determined) (3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings) 13 Source: Company filings, Investor presentations

Highly Confidential

Transaction Summary

Crestwood Midstream Partners LP

Transaction Structure(1)(2)(3)

Pro Forma Partnership Organizational Structure (Final)

NRGY Public Crestwood Holdings LLC

Unitholders

LP Interest

+ GP Control LP Interest

NRGY

LP Interest NRGM Public (4) Unitholders LP Interest, GP Control

+ IDRs LP Interest

NRGM

100% Interest

Former NRGY Former CMLP Operating Assets Operating Assets

Notes:

(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction (2) Steps 1-4 are assumed to occur simultaneously; Step 5 to be completed subsequently (timing to be determined)

(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)

(4) NRGM units owned by NRGY composed solely of NRGM unit consideration received for contribution of remaining NRGY operating assets 14 Source: Company filings, Investor presentations

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis Appendix

A. Pro Forma Analysis – Supplementary Materials B. Additional Information on Crestwood C. Preliminary Process Calendar

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis

A. Interim Financials (Pre-Dropdown)

B. Pro Forma Financials (Post-Dropdown)

Appendix

Pro Forma Analysis – Supplementary Materials B. Additional Information on Crestwood C. Preliminary Process Calendar

Highly Confidential

A

GP Transaction & MLP Merger
(Post-Spin, Pre-Dropdown)

Pro Forma Analysis – Interim Financials (Pre-Dropdown)

Transaction Summary

NRGM Unit Spin, GP Transaction & MLP Merger Only (Pre-Dropdown)(1)

($ in millions except per unit amounts)

Step #1 - NRGY Distributes NRGM Units	
Beginning NRGM Units Owned by NRGY	56.399
(-) NRGM Units Retained by NRGY	0.000
NRGM Units Distributed to Unitholders	56.399
Current NRGM Unit Price	$24.39
Market Value of NRGM Units Distributed	$1,375.6
NRGY Current Units Outstanding	131.741
NRGY Current Unit Price	$20.80
NRGY Current Market Capitalization	$2,740.2
(-) Market Value of Units Distributed	(1,375.6)
NRGY Pro Forma Market Capitalization	$1,364.6
Implied Pro Forma NRGY Unit Price	*$10.36*
Pro Forma NRGY 2014E Distr. Per Unit	$0.57
Implied Pro Forma NRGY Yield	*5.5%*
NRGM Units Distributed to Unitholders	56.399
NRGY Current Units Outstanding	131.741
NRGM Units Distributed per NRGY Unit	**0.428**

Step #2 - NRGY Acquires Crestwood's GP & IDRs	
CMLP GP Purchase Price	**$450.0**
NRGY Pro Forma Unit Price (Post-Spin)	$10.36
NRGY Units Issued to CH for GP & IDRs	43.442
CH Target Interest in Pro Forma NRGY	29.0%
NRGY Current Units Outstanding	131.741
Target NRGY Units Issued	**53.810**
(-) NRGY Units Issued to CH for GP & IDRs	(43.442)
NRGY Units Issued to CH for CMLP Units	10.367
NRGY Pro Forma Unit Price (Post-Spin)	$10.36
Value of Additional NRGY Units Issue to CH	$107.4
CMLP Current Unit Price	$23.86
CMLP Units Acquired from CH (at market)	4.501

Step #3 - NRGM Merges with CMLP	
CMLP Current Unit Price	$23.86
Purchase Premium	5.0%
Purchase Price Per CMLP Unit	$25.05
CMLP Total Units Outstanding	59.114
Equity Purchase Price for CMLP	**$1,481.0**
NRGM Current Unit Price	$24.39
NRGM Units Issued	60.721
Implied Merger Exchange Ratio	*1.027*
Beginning CMLP Units Owned by CH	25.843
(-) CMLP Units Acquired by NRGY	(4.501)
Pro Forma CMLP Units Owned by CH	21.342
CMLP Units Owned by NRGY	4.501
Merger Exchange Ratio	1.027
NRGM Units Issued to NRGY for Merger	4.623

NRGM Special Cash Distribution to CMLP	
Cash Payment for Special Distribution	$25.0
CMLP Units Outstanding	59.114
Special Distribution to CMLP Unitholder	$0.42
Implied Premium to Current CMLP Unit Price	*1.8%*
Portion of Special Distribution to NRGY	$1.9

Interim Snapshot — After Steps #1-3	
Pro Forma Units Outstanding	
Beginning NRGM Units Outstanding	85.875
(+) Units Issued to Acquire CMLP	60.721
Pro Forma NRGM Units Outstanding	146.596
Beginning NRGY Units Outstanding	131.741
(+) Units Issued for GP Transaction	53.810
Pro Forma NRGY Units Outstanding	185.551
Pro Forma Ownership	
Beginning NRGM Units Owned by NRGY	56.399
(-) NRGM Units Distributed to Unitholders	(56.399)
(+) NRGM Units Issued to NRGY in Merger	4.623
Pro Forma NRGM Units Owned by NRGY	4.623
NRGY Pro Forma Interest in NRGM	*3.2%*
NRGY Units Issued to CH Stakeholders	53.810
Crestwood Holdings PF Interest in NRGY	*29.0%*
CMLP Units Owned by CH Stakeholders	21.342
Merger Exchange Ratio	1.027
NRGM Units Issued to CH Stakeholders	21.922
Crestwood Holdings PF Interest in NRGM	*15.0%*
NRGM Units Issued to Public CMLP Unitholders	38.799
Public CMLP Unitholder PF Interest in NRGM	*26.5%*

Note: Market data as of 4/1/2013
(1) "CH" refers to Crestwood Holdings

Greenhill | 17

Highly Confidential

Pro Forma Analysis – Interim Financials (Pre-Dropdown)

A GP Transaction & MLP Merger (Post-Spin, Pre-Dropdown)

Interim Distributions & Value Creation

NRGM Unit Spin, GP Transaction & MLP Merger Only (Pre-Dropdown)

		2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Standalone (Status Quo)	NRGY Distribution (Status Quo)	$1.25	$1.37	$1.56	$1.58	$28.26	8.1%
	Implied NRGY Unit Price (1)	**$24.03**		***Terminal Value Assumption:*** (3)			
	NRGY Unitholder Interest	*1.000*		5.58% Capitalization Rate			
	Implied Value to NRGY Unitholder	**$24.03**					
	Premium to Current NRGY Unit Price	15.5%					
NRGY Pro Forma (Interim)	NRGY Distribution (Pre-Dropdown)	$0.59	$0.80	$1.00	$1.08	$19.38	22.0%
	Implied NRGY Unit Price (1)	**$16.06**		***Terminal Value Assumption:*** (3)			
	NRGY Unitholder Interest	*1.000*		5.58% Capitalization Rate			
	Implied Value to NRGY Unitholder	**$16.06**					
	(+) Pro Rata Share of NRGM Unit Value (2)	$12.35					
	Adjusted Value to NRGY Unitholder	**$28.41**					
	Premium to Status Quo NRGY Unit Value	18.2%					
	Premium to Current NRGY Unit Price	36.6%					

		2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Standalone (Status Quo)	NRGM Distribution (Status Quo)	$1.67	$1.70	$1.84	$1.85	$28.95	3.6%
	Implied NRGM Unit Price (1)	**$25.61**		***Terminal Value Assumption:*** (4)			
	NRGM Unitholder Interest	*1.000*		6.40% Capitalization Rate			
	Implied Value to NRGM Unitholder	**$25.61**					
	Premium to Current NRGM Unit Price	5.0%					
NRGM Pro Forma (Interim)	NRGM Distribution (Interim)	$1.79	$1.97	$2.17	$2.27	$32.37	8.2%
	Implied NRGM Unit Price (1)	**$28.86**		***Terminal Value Assumption:*** (5)			
	NRGM Unitholder Interest	*1.000*		7.00% Capitalization Rate			
	Implied Value to NRGM Unitholder	**$28.86**					
	Premium to Status Quo NRGM Unit Value	12.7%					
	Premium to Current NRGM Unit Price	18.3%					

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Based on NRGY latest quarterly distribution (annualized) yield as of 4/1/2013
(4) Based on NRGM latest quarterly distribution (annualized) yield as of 4/1/2013
(5) Estimated NRGM pro forma distribution yield (post-merger)

Greenhill

18

Highly Confidential

Pro Forma Analysis – Interim Financials (Pre-Dropdown)

A **GP Transaction & MLP Merger** (Post-Spin, Pre-Dropdown)

Interim Distributions & Value Creation (cont'd)

NRGM Unit Spin, GP Transaction & MLP Merger Only (Pre-Dropdown)

		2014E	2015E	2016E	2017E	Terminal	CAGR
CMLP Standalone (Status Quo)	CMLP Distribution (Status Quo)[1]	$2.12	$2.31	$2.54	$2.80	$32.69	9.6%
	Implied CMLP Unit Price [2]	**$30.36**			***Terminal Value Assumption:***[3]		
	CMLP Unitholder Interest	*1.000*			8.55% Capitalization Rate		
	Implied Value to CMLP Unitholder	**$30.36**					
	Premium to Current CMLP Unit Price	27.2%					
CMLP Pro Forma (Interim)	NRGM Distribution (Interim)	$1.79	$1.97	$2.17	$2.27	$32.37	8.2%
	Implied NRGM Unit Price [2]	**$28.86**			***Terminal Value Assumption:***[4]		
	CMLP Unitholder Interest	*1.027*			7.00% Capitalization Rate		
	Implied Value to CMLP Unitholder	**$29.64**					
	(+) Special Distribution to CMLP Unitholder	$0.42					
	Adjusted Value to CMLP Unitholder	**$30.06**					
	Premium to Status Quo CMLP Unit Value	(1.0%)					
	Premium to Current CMLP Unit Price	26.0%					

Note:
(1) Based on CMLP management projections from base operations (not including wedge capital)
(2) Present value of distributions and terminal value at a 10% discount rate
(3) Based on CMLP latest quarterly distribution (annualized) yield as of 4/1/2013
(4) Based on estimated NRGM pro forma distribution yield (post-merger)

Greenhill | 19

Highly Confidential

Pro Forma Analysis – Interim Financials (Pre-Dropdown) A

GP Transaction & Pro Forma Financials

MLP Merger

(Post-Spin, Pre-Dropdown) NRGM Unit Spin, GP Transaction & MLP Merger Only (Pre-Dropdown)(1)

($ in millions)

NRGY Unitholder Value Creation(2) NRGM Unitholder Value Creation(2)

CH Target Interest in Pro Forma NRGY Special Distribution Cash Payment 27.0% 28.0% 29.0% 30.0% 31.0% $0.0 $12.5 $25.0 $37.5 $50.0

4.50% 31.7% 31.6% 31.5% 31.5% 31.4% 6.00% 27.8% 27.7% 27.6% 27.5% 27.3% Pro 5.00% 24.8% 24.7% 24.6% 24.6% 24.5% Pro 6.50% 19.8% 19.7% 19.6% 19.4% 19.3%

Yield Yield

5.50% 19.1% 19.1% 19.0% 18.9% 18.9% 7.00% 12.9% 12.8% 12.7% 12.6% 12.5% NRGY Forma 6.00% 14.4% 14.4% 14.3% 14.3% 14.2% NRGM Forma 7.50% 6.9% 6.8% 6.7% 6.6% 6.5% 6.50% 10.4% 10.4% 10.3% 10.3% 10.2% 8.00% 1.7% 1.6% 1.5% 1.4% 1.3%

CMLP Unitholder Value Creation(2)

Special Distribution Cash Payment $0.0 $12.5 $25.0 $37.5 $50.0 6.00% 10.8% 11.4% 12.0% 12.5% 13.1% Pro 6.50% 3.8% 4.4% 5.0% 5.6% 6.2%

Yield

7.00% (2.2%) (1.6%) (1.0%) (0.4%) 0.3% NRGM Forma 7.50% (7.4%) (6.7%) (6.1%) (5.5%) (4.9%) 8.00% (11.9%) (11.3%) (10.7%) (10.0%) (9.4%)

Notes:

(1) All sensitivity analyses based on CMLP management projections from base operations (not including wedge capital); All transaction assumptions are as previously presented

(2)	Value creation relative to respective unit status quo present value calculations 20

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis

A. Interim Financials (Pre-Dropdown)

B. Pro Forma Financials (Post-Dropdown)

Appendix

A. Pro Forma Analysis Supplementary Materials B. Additional Information on Crestwood C. Preliminary Process Calendar

Highly Confidential

B

All Transaction Steps (Post-Spin, Post-Dropdown)

Pro Forma Analysis – Pro Forma Financials (Post-Dropdown)

Transaction Summary

All Transaction Steps Occur (Post-Dropdown)(1)

($ in millions except per unit amounts)

Step #1 - NRGY Distributes NRGM Units	
Beginning NRGM Units Owned by NRGY	56.399
(-) NRGM Units Retained by NRGY	0.000
NRGM Units Distributed to Unitholders	56.399
Current NRGM Unit Price	$24.39
Market Value of NRGM Units Distributed	$1,375.6
NRGY Current Units Outstanding	131.741
NRGY Current Unit Price	$20.80
NRGY Current Market Capitalization	$2,740.2
(-) Market Value of Units Distributed	(1,375.6)
NRGY Pro Forma Market Capitalization	$1,364.6
Implied Pro Forma NRGY Unit Price	*$10.36*
Pro Forma NRGY 2014E Distr. Per Unit	$0.57
Implied Pro Forma NRGY Yield	*5.5%*
NRGM Units Distributed to Unitholders	56.399
NRGY Current Units Outstanding	131.741
NRGM Units Distributed per NRGY Unit	**0.428**

Step #2 - NRGY Acquires Crestwood's GP & IDRs	
CMLP GP Purchase Price	**$450.0**
NRGY Pro Forma Unit Price (Post-Spin)	$10.36
NRGY Units Issued to CH for GP & IDRs	43.442
CH Target Interest in Pro Forma NRGY	29.0%
NRGY Current Units Outstanding	131.741
Target NRGY Units Issued	**53.810**
(-) NRGY Units Issued to CH for GP & IDRs	(43.442)
NRGY Units Issued to CH for CMLP Units	10.367
NRGY Pro Forma Unit Price (Post-Spin)	$10.36
Value of Additional NRGY Units Issue to CH	$107.4
CMLP Current Unit Price	$23.86
CMLP Units Acquired from CH (at market)	4.501

Step #3 - NRGM Merges with CMLP	
CMLP Current Unit Price	$23.86
Purchase Premium	5.0%
Purchase Price Per CMLP Unit	$25.05
CMLP Total Units Outstanding	59.114
Equity Purchase Price for CMLP	**$1,481.0**
NRGM Current Unit Price	$24.39
NRGM Units Issued	60.721
Implied Merger Exchange Ratio	*1.027*
Beginning CMLP Units Owned by CH	25.843
(-) CMLP Units Acquired by NRGY	(4.501)
Pro Forma CMLP Units Owned by CH	21.342
CMLP Units Owned by NRGY	4.501
Merger Exchange Ratio	1.027
NRGM Units Issued to NRGY for Merger	4.623

NRGM Special Cash Distribution to CMLP	
Cash Payment for Special Distribution	$25.0
CMLP Units Outstanding	59.114
Special Distribution to CMLP Unitholder	$0.42
Implied Premium to Current CMLP Unit Price	*1.8%*
Portion of Special Distribution to NRGY	$1.9

Step #4 - NRGY Contributes Oper. Assets to NRGM	%	$
Remaining Oper. Assets 2014E EBITDA		$84.0
Implied Acquisition EBITDA Multiple		10.1x
Total Purchase Price		**$850.0**
Cash Consideration	38.2%	325.0
Equity Consideration	61.8%	525.0
New NRGM Equity Issued		**$525.0**
Adjusted NRGM Unit Price (2)		$25.55
NRGM Units Issued to NRGY		20.552
New NRGM Notes Issued		**$325.0**
Rate on NRGM Acquisition Debt		*6.0%*

Post-Transaction Snapshot

After All Transaction Steps (Post-Dropdown)

Pro Forma Units Outstanding	
Beginning NRGM Units Outstanding	85.875
(+) Units Issued to Acquire CMLP	60.721
(+) Units Issued for Dropdown	20.552
Pro Forma NRGM Units Outstanding	167.148
Beginning NRGY Units Outstanding	131.741
(+) Units Issued for GP Transaction	53.810
Pro Forma NRGY Units Outstanding	185.551

Pro Forma Ownership	
Beginning NRGM Units Owned by NRGY	56.399
(-) Units Distributed to Unitholders	(56.399)
(+) Units Issued to NRGY in Merger	4.623
(+) Units Issued to NRGY for Dropdown	20.552
Pro Forma NRGM Units Owned by NRGY	25.175
NRGY Pro Forma Interest in NRGM	*15.1%*
CMLP Units Owned by CH Stakeholders	21.342
Merger Exchange Ratio	1.027
NRGM Units Issued to CH Stakeholders	21.922
Crestwood Holdings PF Interest in NRGM	*13.1%*
NRGM Units Issued to Public CMLP U/H	34.176
Public CMLP Unitholder PF Interest in NRGM	*20.4%*
NRGY Units Issued to CMLP GP Owners	53.810
Crestwood Holdings PF Interest in NRGY	*29.0%*

Note: Market data as of 4/1/2013
(1) "CH" refers to Crestwood Holdings
(2) NRGM pro forma unit price based on calculation of implied unit price from "Interim" 2014E NRGM distribution per unit at 7.0% distribution yield

Greenhill

22

Highly Confidential

B — **All Transaction Steps** (Post-Spin, Post-Dropdown)

Pro Forma Analysis – Pro Forma Financials (Post-Dropdown)

Interim Distributions & Value Creation

All Transaction Steps Occur (Post-Dropdown)

NRGY Standalone (Status Quo)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Status Quo)	$1.25	$1.37	$1.56	$1.58	$28.26	8.1%
Implied NRGY Unit Price [1]	**$24.03**		***Terminal Value Assumption:*** [3] 5.58% Capitalization Rate			
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$24.03**					
Premium to Current NRGY Unit Price	15.5%					

NRGY Pro Forma (Pro Forma)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Post-Dropdown)	$0.56	$0.76	$0.98	$1.07	$26.80	24.3%
Implied NRGY Unit Price [1]	**$21.03**		***Terminal Value Assumption:*** [4] 4.00% Capitalization Rate			
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$21.03**					
(+) Pro Rata Share of NRGM Unit Value [2]	$12.54					
Adjusted Value to NRGY Unitholder	**$33.57**					
Premium to Status Quo NRGY Unit Value	39.7%					
Premium to Current NRGY Unit Price	61.4%					

NRGM Standalone (Status Quo)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Status Quo)	$1.67	$1.70	$1.84	$1.85	$28.95	3.6%
Implied NRGM Unit Price [1]	**$25.61**		***Terminal Value Assumption:*** [5] 6.40% Capitalization Rate			
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$25.61**					
Premium to Current NRGM Unit Price	5.0%					

NRGM Pro Forma (Pro Forma)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Post-Dropdown)	$1.83	$2.02	$2.21	$2.30	$32.79	7.8%
Implied NRGM Unit Price [1]	**$29.28**		***Terminal Value Assumption:*** [6] 7.00% Capitalization Rate			
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$29.28**					
Premium to Status Quo NRGM Unit Value	14.3%					
Premium to Current NRGM Unit Price	20.1%					

Notes:
(1) Present value of distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Based on NRGY latest quarterly distribution (annualized) yield as of 4/1/2013
(4) Estimated NRGY pro forma distribution yield (post-spin, post-dropdown) based on current yields for publicly-traded pure-play midstream MLP GPs
(5) Based on NRGM latest quarterly distribution (annualized) yield as of 4/1/2013
(6) Estimated NRGM pro forma distribution yield (post-merger)

Greenhill
23

Highly Confidential

B

All Transaction Steps
(Post-Spin, Post-Dropdown)

Pro Forma Analysis – Pro Forma Financials (Post-Dropdown)

Interim Distributions & Value Creation (cont'd)

All Transaction Steps Occur (Post-Dropdown)

CMLP Standalone (Status Quo)

	2014E	2015E	2016E	2017E	Terminal	CAGR
CMLP Distribution (Status Quo)[1]	$2.12	$2.31	$2.54	$2.80	$32.69	9.6%
Implied CMLP Unit Price [2]	**$30.36**					
CMLP Unitholder Interest	*1.000*					
Implied Value to CMLP Unitholder	**$30.36**					
Premium to Current CMLP Unit Price	27.2%					

Terminal Value Assumption:[3]
8.55% Capitalization Rate

CMLP Pro Forma (Pro Forma)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Pro Forma)	$1.83	$2.02	$2.21	$2.30	$32.79	7.8%
Implied NRGM Unit Price [2]	**$29.28**					
CMLP Unitholder Interest	*1.027*					
Implied Value to CMLP Unitholder	**$30.08**					
(+) Special Distribution to CMLP Unitholder	$0.42					
Adjusted Value to CMLP Unitholder	**$30.50**					
Premium to Status Quo CMLP Unit Value	0.5%					
Premium to Current CMLP Unit Price	27.8%					

Terminal Value Assumption:[4]
7.00% Capitalization Rate

Note:
(1) Based on CMLP management projections from base operations (not including wedge capital)
(2) Present value of distributions and terminal value at a 10% discount rate
(3) Based on CMLP latest quarterly distribution (annualized) yield as of 4/1/2013
(4) Based on estimated NRGM pro forma distribution yield (post-merger)

Greenhill
24

Highly Confidential

Pro Forma Analysis – Pro Forma Financials (Post-Dropdown) B

All Transaction Steps Pro Forma Financials

(Post-Spin, Post-Dropdown)

All Transaction Steps Occur (Post-Dropdown)(1)

($ in millions)

NRGY Unitholder Value Creation(2) NRGM Unitholder Value Creation(2)

CH Target Interest in Pro Forma NRGY Special Distribution Cash Payment 25.0% 26.0% 27.0% 28.0% 29.0% $0.0 $12.5 $25.0 $37.5 $50.0

3.00% 65.2% 65.2% 65.1% 65.1% 65.1% 6.00% 31.2% 31.0% 30.9% 30.8% 30.7% Pro 3.50% 50.7% 50.6% 50.6% 50.6% 50.6% Pro 6.50% 22.2% 22.1% 22.0% 21.9% 21.8%

Yield Yield

4.00% 39.8% 39.7% 39.7% 39.7% 39.7% 7.00% 14.5% 14.4% 14.3% 14.2% 14.1% NRGY Forma 4.50% 31.3% 31.3% 31.3% 31.2% 31.2% NRGM Forma 7.50% 7.9% 7.8% 7.7% 7.6% 7.5% 5.00% 24.5% 24.5% 24.5% 24.5% 24.5% 8.00% 2.0% 1.9% 1.8% 1.8% 1.7%

CMLP Unitholder Value Creation(2)

Special Distribution Cash Payment $0.0 $12.5 $25.0 $37.5 $50.0 6.00% 13.7% 14.3% 14.9% 15.5% 16.1% Pro 6.50% 5.9% 6.5% 7.1% 7.7% 8.3%

Yield

7.00% (0.7%) (0.1%) 0.5% 1.1% 1.7% NRGM Forma 7.50% (6.5%) (5.9%) (5.3%) (4.7%) (4.1%) 8.00% (11.6%) (11.0%) (10.3%) (9.7%) (9.1%)

Notes:

(1)	All sensitivity analyses based on CMLP management projections from base operations (not including wedge capital)
(2)	Value creation relative to respective unit status quo present value calculations 25

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis

Appendix

A. Pro Forma Analysis Supplementary Materials i. Interim Financials (Pre-Dropdown) ii. Pro Forma Financials (Post-Dropdown) B. Additional Information on Crestwood C. Preliminary Process Calendar

Highly Confidential

A GP Transaction & MLP Merger (Post-Spin, Pre-Dropdown)

Appendix: Pro Forma Analysis Supplementary Materials

Interim Financials

NRGY Acquires CMLP GP & IDRs for $450 million(1)

($ in millions, except per unit amounts)	NRGY Standalone (Post-Spin)				Adjustments				NRGY Pro Forma			
	FYE September 30,				FYE September 30,				FYE September 30,			
Adjusted EBITDA Breakdown:	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E
EBITDA from Operating Assets	$84.0	$96.0	$103.0	$103.0					$84.0	$96.0	$103.0	$103.0
Distributions from NRGM LP Interest	0.0	0.0	0.0	0.0	8.3	9.1	10.0	10.5	8.3	9.1	10.0	10.5
Distributions from NRGM GP Interest	16.1	19.5	32.4	33.6	29.1	53.1	73.4	87.1	45.2	72.6	105.9	120.7
Total NRGY Adjusted EBITDA	**$100.1**	**$115.5**	**$135.4**	**$136.6**					**$137.4**	**$177.7**	**$218.9**	**$234.2**
Interest Expense (Net)	($17.7)	($18.3)	($18.8)	($18.5)					($17.6)	($18.1)	($18.5)	($18.0)
Maintenance Capex	(4.0)	(4.0)	(4.0)	(4.0)					(4.0)	(4.0)	(4.0)	(4.0)
Total Distributable Cash Flow	**$78.5**	**$93.2**	**$112.7**	**$114.2**					**$115.9**	**$155.6**	**$196.5**	**$212.2**
Distribution Coverage Ratio	1.05x	1.05x	1.05x	1.05x					1.05x	1.05x	1.05x	1.05x
Total Distributions Paid to LPs	**$74.7**	**$88.8**	**$107.3**	**$108.7**					**$110.4**	**$148.2**	**$187.2**	**$202.1**
Beginning Common Units	131.741	131.962	133.699	133.699	53.810				185.551	185.673	187.023	187.023
New Units Issued	0.221	1.737	0.000	0.000					0.122	1.350	0.000	0.000
Ending Common Units	131.962	133.699	133.699	133.699					185.673	187.023	187.023	187.023
Average Common Units Outstanding	131.851	132.830	133.699	133.699					185.612	186.348	187.023	187.023
Distributable Cash Flow Per LP Unit	**$0.60**	**$0.70**	**$0.84**	**$0.85**					**$0.62**	**$0.84**	**$1.05**	**$1.13**
Accretion / (Dilution) (%)									*4.9%*	*19.0%*	*24.7%*	*32.9%*
Paid Distribution Per LP Unit	**$0.57**	**$0.67**	**$0.80**	**$0.81**					**$0.59**	**$0.80**	**$1.00**	**$1.08**
Accretion / (Dilution) (%)									*4.9%*	*19.0%*	*24.7%*	*32.9%*
Implied NRGY Unit Price	*$10.16*	*$11.99*	*$14.39*	*$14.58*	*Based on NRGY Current Distribution Yield >>>*				*$10.67*	*$14.26*	*$17.94*	*$19.38*
Coverage Cash	$3.7	$4.4	$5.4	$5.4					$5.5	$7.4	$9.4	$10.1
Growth Capex	(8.0)	(44.0)	0.0	0.0					(8.0)	(44.0)	0.0	0.0
Free Cash Flow (Cash Shortfall)	($4.3)	($39.6)	$5.4	$5.4					($2.5)	($36.6)	$9.4	$10.1
Shortfall Coverage from Debt	($2.1)	($19.8)	$0.0	$0.0					($1.2)	($18.3)	$0.0	$0.0
Shortfall Coverage from Equity	(2.1)	(19.8)	0.0	0.0					(1.2)	(18.3)	0.0	0.0
New Equity Issue Price	*$9.66*	*$11.39*	*$13.67*	*$13.85*					*$10.13*	*$13.55*	*$17.05*	*$18.41*
New NRGY Units Issued	0.221	1.737	0.000	0.000					0.122	1.350	0.000	0.000
Post-Capital Raise Free Cash Flow	$0.0	$0.0	$5.4	$5.4					$0.0	$0.0	$9.4	$10.1
Beginning Total Debt	**$346.5**	**$348.6**	**$368.4**	**$363.0**	**($1.9)**				**$344.6**	**$345.8**	**$364.1**	**$354.8**
Debt Drawdown (Paydown)	2.1	19.8	(5.4)	(5.4)					1.2	18.3	(9.4)	(10.1)
Ending Total Debt	**$348.6**	**$368.4**	**$363.0**	**$357.6**					**$345.8**	**$364.1**	**$354.8**	**$344.7**
Total Debt / Adjusted EBITDA	**3.5x**	**3.2x**	**2.7x**	**2.6x**					**2.5x**	**2.0x**	**1.6x**	**1.5x**
Total Net Debt / Adjusted EBITDA	**3.5x**	**3.2x**	**2.7x**	**2.6x**					**2.5x**	**2.0x**	**1.6x**	**1.5x**

Note: Market data as of 4/1/2013

(1) Assumes NRGM acquires CMLP at 5.0% premium and pays CMLP unitholders one-time special cash distribution of $25 million; CMLP management projected financials based on existing operations (no wedge capital)

Greenhill

27

Highly Confidential

Appendix: Pro Forma Analysis Supplementary Materials A

GP Transaction & Interim Financials

MLP Merger

(Post-Spin, Pre-Dropdown) NRGM – CMLP Merger at 5.0% Premium (CMLP Base Operations Scenario)

($ in millions, except per unit amounts) NRGM Standalone Adjustments NRGM Pro Forma FYE September 30, FYE September 30, FYE September 30,

Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from Existing Operations $215.0 $233.0 $267.0 $269.0 $215.0 $233.0 $267.0 $269.0 EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 (+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 208.7 261.1 303.4 337.5 208.7 261.1 303.4 337.5 (+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0

Total NRGM Adjusted EBITDA $215.0 $233.0 $267.0 $269.0 $428.7 $504.1 $585.4 $621.5

Interest Expense (Net) ($41.7) ($47.9) ($51.2) ($50.7) ($92.3) ($104.7) ($110.0) ($111.4) Maintenance Capex (6.1) (7.1) (7.1) (7.1) (7.7) (7.6) (8.6) (11.1) (13.8) (14.6) (15.7) (18.2)

Total Distributable Cash Flow (To All) $167.3 $178.0 $208.8 $211.3 $322.7 $384.7 $459.7 $492.0

Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x Distributions Paid to LPs $143.2 $150.0 $166.4 $167.6 $262.1 $293.8 $331.9 $347.9 Distributions Paid to GP 16.1 19.5 32.4 33.6 45.2 72.6 105.9 120.7

Total Distributions Paid $159.3 $169.6 $198.8 $201.2 $307.3 $366.4 $437.8 $468.6

Beginning Common Units 85.875 85.875 90.515 90.515 60.721 146.596 146.596 152.322 153.167 New Units Issued 0.000 4.640 0.000 0.000 0.000 5.726 0.844 0.682 Ending Common Units 85.875 90.515 90.515 90.515 146.596 152.322 153.167 153.848 Average Common Units Outstanding 85.875 88.195 90.515 90.515 146.596 149.459 152.744 153.507

Distributable Cash Flow Per LP Unit $1.76 $1.80 $1.95 $1.96 $1.89 $2.09 $2.32 $2.42

Accretion / (Dilution) (%) 7.5% 16.2% 18.9% 23.2%

Paid Distribution Per LP Unit $1.67 $1.70 $1.84 $1.85 $1.79 $1.97 $2.17 $2.27

Accretion / (Dilution) (%) 7.2% 15.5% 18.2% 22.4% Implied NRGM Unit Price $26.07 $26.60 $28.74 $28.95 Based on NRGM Pro Forma Yield of 7.0% >>> $25.55 $28.08 $31.04 $32.37

Coverage Cash $8.0 $8.5 $9.9 $10.1 $15.4 $18.3 $21.9 $23.4 Growth Capex (98.0) (243.0) 0.0 0.0 (177.3) (80.9) (71.7) (65.4) (275.3) (323.9) (71.7) (65.4) Free Cash Flow (Cash Shortfall) ($90.0) ($234.5) $9.9 $10.1 ($259.9) ($305.6) ($49.8) ($41.9) Cash (Shortfall) Coverage from Debt ($90.0) ($117.3) $0.0 $0.0 ($259.9) ($152.8) ($24.9) ($21.0) Cash (Shortfall) Coverage from Equity 0.0 (117.3) 0.0 0.0 0.0 (152.8) (24.9) (21.0)

New Equity Issue Price (5.0% Discount) $24.77 $25.27 $27.30 $27.50 $24.27 $26.68 $29.49 $30.76

New Midway Units Issued 0.000 4.640 0.000 0.000 0.000 5.726 0.844 0.682 Post-Capital Raise Free Cash Flow $0.0 $0.0 $9.9 $10.1 $0.0 $0.0 $0.0 $0.0

Beginning Total Debt $679.8 $769.8 $887.1 $877.2 $717.7 $1,397.5 $1,657.4 $1,810.1 $1,835.0

Debt Drawdown (Paydown) 90.0 117.3 (9.9) (10.1) 259.9 152.8 24.9 21.0

Ending Total Debt $769.8 $887.1 $877.2 $867.1 $1,657.4 $1,810.1 $1,835.0 $1,856.0 Total Debt / Adjusted EBITDA 3.6x 3.8x 3.3x 3.2x 3.9x 3.6x 3.1x 3.0x Total Net Debt / Adjusted EBITDA 3.6x 3.8x 3.3x 3.2x 3.9x 3.6x 3.1x 3.0x

Note: Market data as of 4/1/2013 28

Highly Confidential

A GP Transaction & MLP Merger (Post-Spin, Pre-Dropdown)

Appendix: Pro Forma Analysis Supplementary Materials

Interim Financials

"Has / Gets" Analysis - Legacy NRGY Unitholder

NRGY Unit Valuation Pro Forma

NRGY Standalone Unit Valuation

		Distr. Yield
NRGY Current Unit Price	$20.80	5.6%
NRGY Present Value Calculations[1]		
A. No Dropdown, No Spin[2]	$24.03	5.6%
B. Dropdown, No Spin[2]	$24.20	5.6%
C. Dropdown, Spin[2]	$25.38	4.0%
1. NRGY Unit Present Value	$12.68	4.0%
NRGY Unitholder Interest	*1.000*	
Value to NRGY Unitholder	$12.68	
2. NRGM Unit Present Value	$27.06	6.4%
NRGY Unitholder Interest	*0.469*	
Value to NRGY Unitholder	$12.70	

GP Transaction & MLP Merger Only (Post-Spin, Pre-Dropdown)

		Distr. Yield
NRGY Pro Forma Unit Value (PV)	$16.06	5.6%
Legacy NRGY Unitholder Interest	*1.000*	
Value to Legacy NRGY Unitholder	$16.06	
NRGM Pro Forma Unit Value (PV)	$28.86	7.0%
Legacy NRGY Unitholder Interest	*0.428*	
Value to Legacy NRGY Unitholder	$12.35	
Total Value to NRGY Unitholder	**$28.41**	

Premium To:	
Current NRGY Unit Price	*36.6%*
A. No Dropdown, No Spin	*18.2%*
B. Dropdown, No Spin	*17.4%*
C. Dropdown, Spin	*11.9%*

Notes:

(1) Based on present value of projected distributions from 2014 to 2017 discounted using a 10% discount rate and terminal values at stated distribution yields

(2) Simplified language; "Dropdown" refers to contribution of remaining operating assets to NRGM from NRGY; "Spin" refers to distribution of relevant portion of NRGM units held at NRGY; Projected distributions based on management guidance

Greenhill

29

Highly Confidential

A

GP Transaction & MLP Merger
(Post-Spin, Pre-Dropdown)

Appendix: Pro Forma Analysis Supplementary Materials

CMLP Cash Distribution Dilution Analysis

NRGM Acquires CMLP at a 5.0% Premium

CMLP Cash Distribution Dilution Analysis

Special Distribution to CMLP	$25.0
CMLP Units Outstanding	59.114
Special Distribution Per Unit	**$0.42**

	CMLP Management Projections (Base Operations)		CMLP Management Projections (Wedge Capital)	
	FYE September 30,		FYE September 30,	
	2014E	2015E	2014E	2015E
NRGM Pro Forma Distribution Per Unit	$1.79	$1.97	$1.86	$2.08
Exchange Ratio	1.027	1.027	1.027	1.027
Total Distribtutions to CMLP Unitholder	**$1.84**	**$2.02**	**$1.91**	**$2.13**
CMLP Standalone Distribution Per Unit	$2.12	$2.31	$2.16	$2.37
Cash Distribution Accretion / (Dilution)	($0.29)	($0.29)	($0.25)	($0.23)
NRGM Pro Forma Distribution	$1.84	$2.02	$1.91	$2.13
(+) Adjustment for Special Distribution [1]	$0.21	$0.21	$0.21	$0.21
Adjusted NRGM Pro Forma Distribution	**$2.05**	**$2.23**	**$2.12**	**$2.34**
Accretion / (Dilution) Per Unit ($)	*($0.07)*	*($0.08)*	*($0.04)*	*($0.02)*
Accretion / (Dilution) Per Unit (%)	*(3.5%)*	*(3.3%)*	*(1.8%)*	*(0.9%)*

Note:
Market data as of 4/1/2013; CMLP estimates per management projected financials
(1) $0.42 distributed equally across 2014E and 2015E

Greenhill

30

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis

Appendix

A. Pro Forma Analysis Supplementary Materials i. Interim Financials (Pre-Dropdown) ii. Pro Forma Financials (Post-Dropdown)

B. Additional Information on Crestwood C. Preliminary Process Calendar

Highly Confidential

B

All Transaction Steps
(Post-Spin, Post-Dropdown)

Appendix: Pro Forma Analysis Supplementary Materials

Pro Forma Financials

NRGY Acquires CMLP GP & IDRs for $450 million(1)

($ in millions, except per unit amounts)	NRGY Standalone				Adjustments				NRGY Pro Forma			
	FYE September 30,				FYE September 30,				FYE September 30,			
Adjusted EBITDA Breakdown:	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E
EBITDA from Operating Assets	$84.0	$96.0	$103.0	$103.0	($84.0)	($96.0)	($103.0)	($103.0)	$0.0	$0.0	$0.0	$0.0
Distributions from NRGM LP Interest	94.0	96.0	103.7	104.4	(47.9)	(45.2)	(48.0)	(46.6)	46.1	50.8	55.7	57.8
Distributions from NRGM GP Interest	16.1	19.5	32.4	33.6	42.6	71.8	95.0	108.7	58.7	91.3	127.4	142.4
Total NRGY Adjusted EBITDA	**$194.1**	**$211.5**	**$239.1**	**$241.0**					**$104.8**	**$142.0**	**$183.1**	**$200.1**
Interest Expense (Net)	($17.6)	($18.1)	($18.4)	($17.9)					($1.3)	($1.3)	($1.3)	($1.3)
Maintenance Capex	(4.0)	(4.0)	(4.0)	(4.0)	$4.0	$4.0	$4.0	$4.0	0.0	0.0	0.0	0.0
Total Distributable Cash Flow	**$172.6**	**$189.4**	**$216.8**	**$219.2**					**$103.6**	**$140.8**	**$181.9**	**$198.9**
Distribution Coverage Ratio	1.05x	1.05x	1.05x	1.05x					1.00x	1.00x	1.00x	1.00x
Total Distributions Paid to LPs	**$164.4**	**$180.4**	**$206.4**	**$208.8**					**$103.6**	**$140.8**	**$181.9**	**$198.9**
Beginning Common Units	131.741	131.741	132.493	132.493	53.810				185.551	185.551	185.551	185.551
New Units Issued	0.000	0.752	0.000	0.000					0.000	0.000	0.000	0.000
Ending Common Units	131.741	132.493	132.493	132.493					185.551	185.551	185.551	185.551
Average Common Units Outstanding	131.741	132.117	132.493	132.493					185.551	185.551	185.551	185.551
Distributable Cash Flow Per LP Unit	**$1.31**	**$1.43**	**$1.64**	**$1.65**					**$0.56**	**$0.76**	**$0.98**	**$1.07**
Accretion / (Dilution) (%)									*(57.4%)*	*(47.1%)*	*(40.1%)*	*(35.2%)*
Paid Distribution Per LP Unit	**$1.25**	**$1.37**	**$1.56**	**$1.58**					**$0.56**	**$0.76**	**$0.98**	**$1.07**
Accretion / (Dilution) (%)									*(55.3%)*	*(44.4%)*	*(37.1%)*	*(32.0%)*
Implied Intrepid Unit Price	*$22.37*	*$24.48*	*$27.94*	*$28.26*	*Based on Pro Forma Distribution Yield of 4.0% >>>*				*$13.95*	*$18.97*	*$24.51*	*$26.80*
Coverage Cash	$8.2	$9.0	$10.3	$10.4					$0.0	$0.0	$0.0	$0.0
Growth Capex	(8.0)	(44.0)	0.0	0.0	$8.0	$44.0	$0.0	$0.0	0.0	0.0	0.0	0.0
Free Cash Flow (Cash Shortfall)	$0.2	($35.0)	$10.3	$10.4					$0.0	$0.0	$0.0	$0.0
Shortfall Coverage from Debt	$0.0	($17.5)	$0.0	$0.0					$0.0	$0.0	$0.0	$0.0
Shortfall Coverage from Equity	0.0	(17.5)	0.0	0.0					0.0	0.0	0.0	0.0
New Equity Issue Price	*$21.25*	*$23.26*	*$26.54*	*$26.84*					*$13.26*	*$18.02*	*$23.28*	*$25.46*
New NRGY Units Issued	0.000	0.752	0.000	0.000					0.000	0.000	0.000	0.000
Post-Capital Raise Free Cash Flow	$0.2	$0.0	$10.3	$10.4					$0.0	$0.0	$0.0	$0.0
Beginning Total Debt	**$346.5**	**$346.3**	**$363.8**	**$353.4**	**($326.9)**				**$19.6**	**$19.6**	**$19.6**	**$19.6**
Debt Drawdown (Paydown)	(0.2)	17.5	(10.3)	(10.4)					0.0	0.0	0.0	0.0
Ending Total Debt	**$346.3**	**$363.8**	**$353.4**	**$343.0**					**$19.6**	**$19.6**	**$19.6**	**$19.6**
Total Debt / Adjusted EBITDA	**1.8x**	**1.7x**	**1.5x**	**1.4x**					**0.2x**	**0.1x**	**0.1x**	**0.1x**
Total Net Debt / Adjusted EBITDA	**1.8x**	**1.7x**	**1.5x**	**1.4x**					**0.2x**	**0.1x**	**0.1x**	**0.1x**

Note: Market data as of 4/1/2013

(1) Assumes NRGM acquires CMLP at 5.0% premium and pays CMLP unitholders one-time special cash distribution of $25 million; CMLP management projected financials based on existing operations (no wedge capital)

Greenhill

32

Highly Confidential

Appendix: Pro Forma Analysis Supplementary Materials B

All Transaction Steps Pro Forma Financials

(Post-Spin, Post-Dropdown)

NRGM – CMLP Merger at 5.0% Premium (CMLP Base Operations Scenario)

($ in millions, except per unit amounts) NRGM Standalone Adjustments NRGM Pro Forma FYE September 30, FYE September 30, FYE September 30,

Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from Existing Operations $215.0 $233.0 $267.0 $269.0 $215.0 $233.0 $267.0 $269.0 EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 84.0 96.0 103.0 103.0 84.0 96.0 103.0 103.0 (+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 208.7 261.1 303.4 337.5 208.7 261.1 303.4 337.5 (+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0

Total NRGM Adjusted EBITDA $215.0 $233.0 $267.0 $269.0 $512.7 $600.1 $688.4 $724.5

Interest Expense (Net) ($41.7) ($47.9) ($51.2) ($50.7) ($111.9) ($125.1) ($131.0) ($132.2) Maintenance Capex (6.1) (7.1) (7.1) (7.1) (11.7) (11.5) (12.6) (15.1) (17.7) (18.6) (19.6) (22.1)

Total Distributable Cash Flow (To All) $167.3 $178.0 $208.8 $211.3 $383.1 $456.4 $537.8 $570.2

Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x Distributions Paid to LPs $143.2 $150.0 $166.4 $167.6 $306.1 $343.4 $384.7 $400.7 Distributions Paid to GP 16.1 19.5 32.4 33.6 58.7 91.3 127.4 142.4

Total Distributions Paid $159.3 $169.6 $198.8 $201.2 $364.8 $434.6 $512.2 $543.0

Beginning Common Units 85.875 85.875 90.515 90.515 81.273 167.148 167.148 173.473 174.241 New Units Issued 0.000 4.640 0.000 0.000 0.000 6.326 0.767 0.613 Ending Common Units 85.875 90.515 90.515 90.515 167.148 173.473 174.241 174.854 Average Common Units Outstanding 85.875 88.195 90.515 90.515 167.148 170.311 173.857 174.547

Distributable Cash Flow Per LP Unit $1.76 $1.80 $1.95 $1.96 $1.94 $2.14 $2.36 $2.45

Accretion / (Dilution) (%) 10.2% 19.3% 21.2% 24.9%

Paid Distribution Per LP Unit $1.67 $1.70 $1.84 $1.85 $1.83 $2.02 $2.21 $2.30

Accretion / (Dilution) (%) 9.8% 18.5% 20.4% 24.0% Implied NRGM Unit Price $26.07 $26.60 $28.74 $28.95 Based on Pro Forma Yield of 7.0% >>> $26.16 $28.80 $31.61 $32.79

Coverage Cash $8.0 $8.5 $9.9 $10.1 $18.2 $21.7 $25.6 $27.2 Growth Capex (98.0) (243.0) 0.0 0.0 (185.3) (124.9) (71.7) (65.4) (283.3) (367.9) (71.7) (65.4) Free Cash Flow (Cash Shortfall) ($90.0) ($234.5) $9.9 $10.1 ($265.0) ($346.1) ($46.1) ($38.2) Cash (Shortfall) Coverage from Debt ($90.0) ($117.3) $0.0 $0.0 ($265.0) ($173.1) ($23.0) ($19.1) Cash (Shortfall) Coverage from Equity 0.0 (117.3) 0.0 0.0 0.0 (173.1) (23.0) (19.1)

New Equity Issue Price (5.0% Discount) $24.77 $25.27 $27.30 $27.50 $24.85 $27.36 $30.03 $31.15

New NRGM Units Issued 0.000 4.640 0.000 0.000 0.000 6.326 0.767 0.613 Post-Capital Raise Free Cash Flow $0.0 $0.0 $9.9 $10.1 $0.0 $0.0 $0.0 $0.0

Beginning Total Debt $679.8 $769.8 $887.1 $877.2 $1,042.7 $1,722.5 $1,987.5 $2,160.6 $2,183.6

Debt Drawdown (Paydown) 90.0 117.3 (9.9) (10.1) 265.0 173.1 23.0 19.1

Ending Total Debt $769.8 $887.1 $877.2 $867.1 $1,987.5 $2,160.6 $2,183.6 $2,202.7 Total Debt / Adjusted EBITDA 3.6x 3.8x 3.3x 3.2x 3.9x 3.6x 3.2x 3.0x Total Net Debt / Adjusted EBITDA 3.6x 3.8x 3.3x 3.2x 3.9x 3.6x 3.2x 3.0x

Note: Market data as of 4/1/2013 33

Highly Confidential

B

All Transaction Steps
(Post-Spin, Post-Dropdown)

Appendix: Pro Forma Analysis Supplementary Materials

Interim Financials

"Has / Gets" Analysis - Legacy NRGY Unitholder

NRGY Unit Valuation Pro Forma

NRGY Standalone Unit Valuation

		Distr. Yield
NRGY Current Unit Price	$20.80	5.6%
NRGY Present Value Calculations[1]		
A. No Dropdown, No Spin[2]	$24.03	5.6%
B. Dropdown, No Spin[2]	$24.20	5.6%
C. Dropdown, Spin[2]	$25.38	4.0%
1. NRGY Unit Present Value	$12.68	4.0%
NRGY Unitholder Interest	*1.000*	
Value to NRGY Unitholder	$12.68	
2. NRGM Unit Present Value	$27.06	6.4%
NRGY Unitholder Interest	*0.469*	
Value to NRGY Unitholder	$12.70	

All Transaction Steps (Post-Spin, Post-Dropdown)

		Distr. Yield
NRGY Pro Forma Unit Value (PV)	$21.03	4.0%
Legacy NRGY Unitholder Interest	*1.000*	
Value to Legacy NRGY Unitholder	$21.03	
NRGM Pro Forma Unit Value (PV)	$29.28	7.0%
Legacy NRGY Unitholder Interest	*0.428*	
Value to Legacy NRGY Unitholder	$12.54	
Total Value to NRGY Unitholder	**$33.57**	

Premium To:	
Current NRGY Unit Price	*61.4%*
A. No Dropdown, No Spin	*39.7%*
B. Dropdown, No Spin	*38.7%*
C. Dropdown, Spin	*32.3%*

Notes:
(1) Based on present value of projected distributions from 2014 to 2017 discounted using a 10% discount rate and terminal values at stated distribution yields
(2) Simplified language; "Dropdown" refers to contribution of remaining operating assets to NRGM from NRGY; "Spin" refers to distribution of relevant portion of NRGM units held at NRGY; Projected distributions based on management guidance

Greenhill
34

Highly Confidential

Appendix: Pro Forma Analysis Supplementary Materials B

All Transaction Steps CMLP Cash Distribution Dilution Analysis

(Post-Spin, Post-Dropdown)

NRGM Acquires CMLP at a 5.0% Premium

CMLP Cash Distribution Dilution Analysis

Special Distribution to CMLP $25.0 CMLP Management CMLP Management CMLP Units Outstanding 59.114 Projections Projections (Base Operations) (Wedge Capital)

Special Distribution Per Unit $0.42

FYE September 30, FYE September 30, 2014E 2015E 2014E 2015E

NRGM Pro Forma Distribution Per Unit $1.83 $2.02 $1.90 $2.12 Exchange Ratio 1.027 1.027 1.027 1.027

Total Distribtutions to CMLP Unitholder $1.88 $2.07 $1.95 $2.18

CMLP Standalone Distribution Per Unit $2.12 $2.31 $2.16 $2.37 Cash Distribution Accretion / (Dilution) ($0.24) ($0.24) ($0.21) ($0.19)

NRGM Pro Forma Distribution $1.88 $2.07 $1.95 $2.18 (+) Adjustment for Special Distribution(1) $0.21 $0.21 $0.21 $0.21

Adjusted NRGM Pro Forma Distribution $2.09 $2.28 $2.16 $2.39

Accretion / (Dilution) Per Unit ($) ($0.03) ($0.03) $0.00 $0.02 Accretion / (Dilution) Per Unit (%) (1.4%) (1.1%) 0.1% 1.0%

Note:

Market data as of 4/1/2013; CMLP estimates per management projected financials 35 (1) $0.42 distributed equally across 2014E and 2015E

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis

Appendix

A. Pro Forma Analysis – Supplementary Materials

B. Additional Information on Crestwood

C. Preliminary Process Calendar

Highly Confidential

Crestwood MIDSTREAM PARTNERS LP

Appendix: Additional Information on Crestwood

Crestwood Midstream Partners LP (NYSE: CMLP)

Growing and De-Risking Through Diversification

Crestwood has pursued a dual-prong strategy of geographic and operational diversification

By expanding into new basins, Crestwood is now better positioned having reduced its dependence on single producers and shale plays

Further, Crestwood's position across the shale play life-cycle allows the partnership to deliver steady cash flows appropriate for the MLP structure, while developing longer lead projects in emerging plays to help ensure long-term growth

Percentage of Total Gathering Volumes by Shale Play[1]


2010A
2012A
2013E
343 MMcfd Gathering Capacity
Barnett 100%
Other 9%
Fayetteville 10%
823 MMcfd Gathering Capacity
Barnett 53%
Marcellus 28%
Other 5%
Fayetteville 10%
1,050 MMcfd Gathering Capacity
Barnett 45%
Marcellus 40%

Growth Strategy – Investing in the Value Chain


Lean Gas
Gas Gathering Pipelines
CO_2 Treating
Intrastate & Interstate Pipelines
Gas Storage
Intrastate & Interstate Pipelines
Current Crestwood Operations
Reduced Gas
Opportunities for Crestwood Expansion
Rich Gas
Gas Gathering Pipelines
Gas Processing
Mixed NGL Pipelines
NGL Fractionation
Ethane
Propane
Butane
Iso-Butane
Nat. Gasoline
NGL Storage & Pipelines
Opportunities for Crestwood Expansion
Crude Oil
Trucks, Barges & Crude Oil Pipelines
Crude Oil Storage
Crude Oil Refining
Storage
Barges & Refined Products Pipelines

Note:
(1) Per management investor presentation (3/14/2013)
Source: Company filings, Investor presentations

Greenhill | 37

Highly Confidential

Crestwood MIDSTREAM PARTNERS LP

Appendix: Additional Information on Crestwood

Crestwood Midstream Partners LP (NYSE: CMLP)

Asset Snapshot

Field services acquisitions established Crestwood's initial platform - now focused on bolt-on acquisitions with operating synergies, and diversification across the value chain and commodities

Significant greenfield growth opportunities

- $200+ billion in potential midstream infrastructure to support the anticipated upstream development of unconventional assets over the next 2-3 decades
- Currently evaluating $1.0+ billion in greenfield opportunities in developing plays (Utica, Marcellus, Niobrara and Avalon / Permian)

Overview of Core Assets


Granite Wash
13,000+ acres
10-13 year contracts
Barnett Shale
140,000+ acres
10-20 year contracts
Fayetteville Shale
100,000+ acres
10 year contracts
Marcellus Shale
136,000+ acres
20 year contract
+ ROFO on Antero's
Western rich gas AOD
Avalon Shale
55,000 acres
5 year contracts
Haynesville Shale
20,000+ acres
5-10 year contracts

Key Operating Statistics (1)	
Miles of Pipeline	849
Processing Plants	6
Compression HP (000's)	259
Gathering Volume (MMcf/d)	975
Processing Volume (MMcf/d)	220

(1) Key Operating Statistics as of 2/1/13

2013E Revenue Composition(1)


Processing
14%
Compression
20%
Gathering
66%

Selected Recent Acquisitions

($ in millions)

Date	Target	Description	Value
Jan-13	Crestwood Marcellus Midstream (JV)	65% of gathering system from GP	$525
Dec-12	Compression assets from Enerven	Marcellus compression system	94
Jul-12	Assets from Devon Energy	Barnett G&P assets	90
Mar-12	Assets from Antero Resources	Marcellus gathering system	377
Nov-11	Tristate Sabine	Haynesville / Bossier assets	73
Apr-11	Assets from Frotier Gas	Indian Creek G&P plant	353
Feb-11	Las Animas gathering system	Avalon shale play assets	5

Selected Recently Announced Investments

($ in millions)

Project	Segment / Play	Timing	Value
CMM Projects	Marcellus	2013	$110
West Union Project	Marcellus	2H 2013	35
Alliance Projects	Barnett	2012	20
Fayetteville Projects	Fayetteville	2012	15
Tygard Valley Pipeline	Marcellus	Q4 2012	70
Pipeline & Processing Expansion	Granite Wash	2012	30
Processing Redeployment	Granite / Avalon	2012-13	70
Avalon Rich Gas Service	Avalon	2012-13	50
Compression & Treating	Fayetteville	2012-13	24

Note:
(1) Per management investor presentation (3/14/2013)
Source: Company filings, Investor presentations

Greenhill

38

Highly Confidential

Appendix: Additional Information on Crestwood

Crestwood MIDSTREAM PARTNERS LP

Crestwood Midstream Partners LP (NYSE: CMLP)

Executive Management

Name / Age / Title	Experience
Robert G. Phillips – 58 Chairman, President & CEO	Mr. Phillips has served as Chairman, President and CEO of Crestwood Gas Services GP LLC, the General Partner of Crestwood Midstream Partners LP since October 1, 2010 and has served as Chairman, President and CEO of Crestwood Holdings Partners, LLC since November 2007. Previously, Mr. Phillips served as President and CEO and a Director of Enterprise Products Partners L.P. (NYSE:EPD) from February 2005 until June 2007 and COO and a Director of EPD from September 2004 until February 2005. Phillips also served on the Board of Directors of Enterprise GP Holdings L.P. (NYSE:EPE) the general partner of EPD from February 2006 until April 2007. He previously served as Chairman of the Board and CEO of GulfTerra Energy Partners, L.P. (NYSE:GTM), from 1999-2004, prior to GTM's merger with EPD, and held senior executive management positions with El Paso Corporation (NYSE:EP) including President of El Paso Field Services from 1996-2004. Prior to that he was Chairman, President and CEO of Eastex Energy, Inc. (NASDAQ:ETEX) from 1981-1995
Joel D. Moxley – 54 Senior Vice President & COO	Mr. Moxley has been a partner of Crestwood Holdings Partners, LLC since April 2008. In August 2011 Joel was promoted to Chief Operating Officer (COO) and will continue to serve as Senior Vice President. He is responsible for Crestwood's operations in the natural gas gathering, gas processing and downstream natural gas liquids (NGLs) segments of the partnership. Before joining Crestwood, Moxley was Senior Vice President of Crosstex Energy, L.P. (NASDAQ: XTEX) with responsibility for the commercial activities of Crosstex's gas processing and NGL fractionation assets in South Louisiana as well as the marketing of NGLs for Crosstex companywide from November 2005 through March 2008. Prior to his position at Crosstex, he was a Senior Vice President for Enterprise Products Partners, LP (NYSE: EPD) responsible for the commercial activities of the gas processing and NGL assets in South Texas. Moxley was responsible for the commercial activities for gas processing, NGL fractionation and NGL marketing in S. Texas and S. Louisiana for El Paso Corporation (NYSE: EP) from January 2001 through August 2004. Moxley was a Vice President for PG&E Corporation (NYSE: PCG) from 1997 to 2000 where he was involved in managing their gas processing, NGL fractionation, and NGL marketing activities in Texas
Steven M. Dougherty – 40 Interim CFO & CAO	Mr. Dougherty was appointed Interim Chief Financial Officer and Chief Accounting Officer in January 2013. Mr. Dougherty worked at El Paso Corporation from 2001 to 2012 and served as their Director of Corporate Accounting, with responsibility over El Paso's corporate segment and in leading El Paso's efforts in addressing complex accounting matters. Prior to joining El Paso Corporation, Mr. Dougherty was an audit senior manager with KPMG LLP where he gained seven years of experience working with public and private companies in the financial services industry
Kelly Jameson – 48 Senior Vice President, General Counsel & Corporate Secretary	Mr. Jameson is the Senior Vice President and General Counsel for Crestwood Holdings Partners, LLC as of October 2010. From February 2007 to October 2010, he served as the US Corporate Secretary and Senior Counsel for TransCanada Pipelines (NYSE: TRP) where he handled corporate legal matters for the wholly-owned and jointly owned subsidiaries. Prior to that, he was Senior Counsel with El Paso Corporation (NYSE: EP), in the corporate legal department. Before joining El Paso Corporation, in 1996, he was Vice President and General Counsel of Cornerstone Natural Gas Inc. (AMEX: CGA), a midstream natural gas company

Source: Company filings and website

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Highly Confidential

Appendix: Additional Information on Crestwood

Crestwood Midstream Partners LP (NYSE: CMLP)

Executive Management (cont’d)

Name / Age / Title Experience

Heath Deneke –39 Mr. Deneke was appointed Senior Vice President and Chief Commercial Officer in August 2012. He is responsible for developing and executing Senior Vice President & Chief Crestwood’s growth strategy including large scale North American midstream infrastructure projects and down the value chain merger and acquisition Commercial Officer activities. Mr. Deneke was Vice President of Engineering for the Pipeline Group at El Paso Corporation since October 2009. He was with El Paso since 1996 holding various marketing, business development, and strategic planning roles in El Paso’s pipeline business

Mark Stockard – 46 Mr. Stockard joined Crestwood Holdings Partners, LLC at the time of Crestwood’s acquisition of the ownership interest in Quicksilver Gas Services GP Vice President – Treasurer & Investor LLP and Quicksilver Gas Services LP. His responsibilities include all aspects of the partnership’s financial planning, treasury management and Relations investor relations activities. Prior to joining Crestwood, Mr. Stockard was Director of Financial Planning and Investor Relations at Buckeye Partners, (NYSE:BPL) and served as Treasurer of TEPPCO Partners, LP (NYSE:TPP) from 2002 until October 2009. He has 20 years of experience working with publicly traded partnerships

Robert T. Halpin – 29 Mr. Halpin joined Crestwood Holdings Partners, LLC in January 2012. Mr. Halpin is responsible for the selection, financial evaluation, and due Vice President—Finance diligence processes for acquisitions and capital projects for Crestwood. Prior to joining Crestwood, he was an associate at First Reserve Corporation, the majority owner of Crestwood’s general partner, since 2009 and has worked closely with the Crestwood management team in the financial modeling and evaluation of acquisitions and growth projects since First Reserve’s investment in the partnership. Prior to joining First Reserve, Mr.

Halpin was an analyst in the global natural resource group at Lehman Brothers

Source: Company filings and website

Highly Confidential

Appendix: Additional Information on Crestwood

Crestwood MIDSTREAM PARTNERS LP

Crestwood Midstream Partners LP (NYSE: CMLP)

Board of Directors

Name/ Age / Title		Experience
Robert G. Phillips – 58 Chairman, President & CEO		Mr. Phillips has served as Chairman, President and CEO of Crestwood Gas Services GP LLC, the General Partner of Crestwood Midstream Partners LP since October 1, 2010 and has served as Chairman, President and CEO of Crestwood Holdings Partners, LLC since November 2007. Previously, Mr. Phillips served as President and CEO and a Director of Enterprise Products Partners L.P. (NYSE:EPD) from February 2005 until June 2007 and COO and a Director of EPD from September 2004 until February 2005. Phillips also served on the Board of Directors of Enterprise GP Holdings L.P. (NYSE:EPE) the general partner of EPD from February 2006 until April 2007. He previously served as Chairman of the Board and CEO of GulfTerra Energy Partners, L.P. (NYSE:GTM), from 1999-2004, prior to GTM's merger with EPD, and held senior executive management positions with El Paso Corporation (NYSE:EP) including President of El Paso Field Services from 1996-2004. Prior to that he was Chairman, President and CEO of Eastex Energy, Inc. (NASDAQ:ETEX) from 1981-1995
Timothy H. Day – 42 Director	*FRC*	Mr. Day joined First Reserve in 2000. Mr. Day's responsibilities include investment origination, structuring, execution, monitoring and exit strategy, with particular emphasis on the global natural gas chain and related services for the hydrocarbon processing industry as well as midstream and downstream assets. Mr. Day is a member of First Reserve's development committee. Prior to joining First Reserve, Mr. Day spent three years with SCF Partners, a private equity investment group specializing in the energy industry, and three years with CS First Boston and Salomon Brothers
J. Hardy Murchison – 41 Director	*FRC*	Mr. Murchison is President of Encino Energy, LLC, a private oil and gas exploration and production company. Prior to Encino Energy, Mr. Murchison was a Managing Director at First Reserve, where he worked from 2001 until 2011. Mr. Murchison's responsibilities at First Reserve included investment origination, structuring, execution, monitoring and exit strategy, with particular emphasis on the reserves sector. Prior to First Reserve, Mr. Murchison was Vice President of Corporate Development at Range Resources Corporation, an independent oil and gas company. He began his career at Simmons & Company International
Michael G. France – 35 Director	*FRC*	Mr. France joined First Reserve in 2007. His responsibilities range from deal origination and structuring to due diligence, execution and monitoring, with particular focus on the reserves sector. Prior to joining the firm, Mr. France was a Vice President in the Natural Resources Group, Investment Banking Division, at Lehman Brothers. Prior to Lehman Brothers, he was a Senior Consultant at Deloitte & Touche
Joel C. Lambert– 44 Director	*FRC*	Mr. Lambert joined First Reserve in 2007. Prior to joining the firm, Mr. Lambert was an attorney in the Business and International Section of Vinson & Elkins LLP. Before joining Vinson & Elkins, he was an intern in the Texas Supreme Court, as well as a Military Intelligence Specialist for the United States Army
Vanessa Gomez LaGatta – 35 Director	*KWK*	Ms. Gomez LaGatta has served as the Vice President, Treasurer for Quicksilver Resources, Inc. since September 2009. Ms. Gomez LaGatta also served as Vice President, Treasurer of the General Partner (formerly known as Quicksilver Gas Services GP LLC) from September 2009 to October 2010. From 2001 until joining Quicksilver, she served in several positions with Credit Suisse's corporate and investment banking division

Source: Company filings and website

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Highly Confidential

Appendix: Additional Information on Crestwood

Crestwood Midstream Partners LP (NYSE: CMLP)

Board of Directors (cont’d)

Name/ Age / Title Experience

Alvin Bledsoe–63 Independent Mr. Bledsoe was elected director of Crestwood Gas Services GP LLC in July 2007. Prior to his retirement in 2005, Mr. Bledsoe served as a certified Director public accountant for 33 years at Pricewaterhouse Coopers LLP. From 1978 to 2005, he was a senior client engagement and audit partner for large, publicly held energy, utility, pipeline, transportation and manufacturing companies. From 1998 to 2000, Mr. Bledsoe served as Global Leader of PwC’s Energy, Mining and Utilities Industries Assurance and Business Advisory Services Group, and from 1992 to 2005 as a managing partner and regional managing partner. During his career, Mr. Bledsoe also served as a member of PwC’s governing body. Since June 2011, Mr. Bledsoe has served as a director and as chair of the audit committee of SunCoke Energy, Inc., a publicly held producer of high-quality metallurgical coke to the integrated steel industry

Philip D. Gettig– 67 Independent Mr. Gettig was elected Director of Crestwood Gas Services GP LLC in July 2007. From February 2000 to December 2005, Mr. Gettig served as the Director Vice President, General Counsel and Secretary of Prism Gas Systems I, L.P., a natural gas gathering and processing company that was purchased by Martin Midstream Partners L.P., a publicly traded limited partnership, in November 2005. From 1981 to 1999, Mr. Gettig held various positions in the law department of Union Pacific Resources Company (UPR), a publicly traded exploration and production company with substantial natural gas gathering, processing and marketing operations. Positions held by Mr. Gettig included Managing Senior Counsel from 1996 to 1999. Mr. Gettig also served as General Counsel of Union Pacific Fuels, Inc., UPR’s wholly-owned gathering, processing and marketing affiliate, from 1996 to 1999.

Since retiring from Prism in 2005, Mr. Gettig has provided consulting services and legal counsel to Prism and to various small business entities and individuals

John W. Somerhalder– 57 Independent John W. Somerhalder II was elected director of Crestwood Gas Services GP LLC in July 2007. Mr. Somerhalder has served as the President, Chief Director Executive Officer and a Director of AGL Resources Inc., a publicly held energy services holding company whose principal business is the distribution of natural gas, since March 2006 and as chairman since November 2007. From 2000 to May 2005, Mr. Somerhalder served as the Executive Vice President of El Paso Corporation, a natural gas and related energy products provider and one of North America’s largest independent natural gas producers, where he continued service under a professional services agreement from May 2005 to March 2006. From 2001 to 2005, he served as the President of El Paso Pipeline Group. From 1996 to 1999, Mr. Somerhalder served as the President of Tennessee Gas Pipeline Company, an El Paso subsidiary company. From April 1996 to December 1996, Mr. Somerhalder served as President of El Paso Energy Resources Company. From 1992 to 1996, he served as the Senior Vice President, Operations and Engineering, of El Paso Natural Gas Company. From 1990 to 1992, Mr. Somerhalder served as the Vice President, Engineering of El Paso Natural Gas Company. From 1977 to 1990, Mr. Somerhalder held various other positions at El Paso Corporation and its subsidiaries until being named an officer in 1990

Source: Company filings and website

Highly Confidential

1. Introduction & Strategic Rationale

2. Transaction Summary

3. Value Creation Summary

4. Pro Forma Analysis

Appendix

A. Pro Forma Analysis – Supplementary Materials B. Additional Information on Crestwood

C. Preliminary Process Calendar

Highly Confidential

Appendix: Preliminary Process Calendar

Intrepid Process Timing and Responsibilities

Targets Announcement by May 6th

Legend: March April May

SM T W T F S SM T W T F S SM T W T F S

Key Date 34 567 89 31 12 34 56 28 29 30 123 4 Signing and Announcement 10 11 12 13 14 15 16 7 8 9 10 11 12 13 5 6 7 8 9 10 11

17 18 19 20 21 22 23 14 15 16 17 18 19 20 12 13 14 15 16 17 18

Intrepid Board Meeting / Call

24 25 26 27 28 29 30 21 22 23 24 25 26 27 19 20 21 22 23 24 25 Holiday 31 1 234 56 28 29 30 12 34 26 27 28 29 30 31 1

Activity Timing Responsibility

Notify Intrepid Board of potential transaction March 5 Intrepid

Dinner in Kansas City between Intrepid and CW leadership March 6 Intrepid / CW Term sheets exchanged Weeks of March 11 / 18 / 25 Intrepid / CW

Meeting in Kansas City between Intrepid and CW leadership to discuss terms April 1 Intrepid / GHL / V&E / CW / Citi / Akin

Initial Draft initial due diligence list Week of April 1 Intrepid / GHL / CW / Citi Finalize term sheet April 3 Intrepid / CW / GHL / Citi

Preparation Organizational meeting April 4 Intrepid / GHL / CW / Citi / V&E / Akin Exchange initial due diligence lists April 5 Intrepid / CW

Prepare data rooms Week of April 1 Intrepid / GHL / CW / Citi Begin drafting management presentations Week of April 1 Intrepid / GHL / CW / Citi Begin drafting merger agreements and related documents Week of April 1 V&E / Akin

Open data rooms April 8 Intrepid / GHL / CW / Citi

Finalize tax structure Week of April 8 Akin / V&E / Intrepid / CW / GHL / Citi Joint due diligence execution and facilitation (data room responses, meetings and calls) Weeks of April 8 / 15 Intrepid / GHL / CW / Citi Intrepid management presentation and subject specific diligence meetings / calls (April 9) Week of April 8 Intrepid Due Diligence / CW management presentation and subject specific diligence meetings / calls (April 10) Week of April 8 CW

Negotiation Initial draft of merger agreements and related documents to be delivered to CW (April 19) Week of April 15 V&E / Akin

Period Negotiate merger agreements and related documents with CW Weeks of April 15 / 22 Intrepid / GHL / V&E / CW / Citi / Akin Rating agency meetings Week of April 15 Intrepid / GHL / CW / Citi Begin drafting IR materials, press releases, and HR communications regarding transaction Week of April 22 Intrepid / GHL / PR Firm / CW / Citi [Begin drafting proxy statement] [Week of April 22] Intrepid / V&E / GHL / CW / Akin / Citi Finalize communication plan and materials for employees, investors, and press Week of April 29 Intrepid / GHL / PR Firm / CW / Citi [Hire proxy solicitor] Week of April 29 Intrepid / CW / FR

Final Seek final approval from Intrepid Board, CW Board and FR for transaction May 3 Intrepid / GHL / V&E Approvals & Signing of agreement and announcement of transaction May 6 (Estimated) Intrepid / CW

Signing Finalize and file proxy statement Week of May 6 Intrepid / V&E / GHL / CW / Akin / Citi File necessary regulatory approvals May 7 and beyond Intrepid / V&E / CW / Akin [Unitholder votes to approve transaction] [June / July] [Intrepid / CW]